INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
Significant components of the Company's deferred tax assets are as follows:

	December 31,
	2014	2013

Operating loss carry forward	$181	$166
Research and development expenses	923	142
Issuance expenses	671	-
Other	16	4

Net deferred tax asset before valuation allowance	1,791	312
Valuation allowance	(1,791)	(312)

Net deferred tax asset	$-	$-